--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                   July 31, 2001

Dear Shareholder:

     The semi-annual period has been marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Year-to-date, the Federal Open Market Committee (FOMC) has cut interest rates six times, easing a total of 275 basis points. Currently, the overnight lending rate is at its lowest level since May 1994. Investors are beginning to turn their attention away from past interest rate cuts and are re-focusing on the potential actions of this year's accommodative Fed. In recent FOMC minutes, investors were somewhat surprised to see a degree of discord among committee members as to the severity and timing of the final 50 basis point ease on May 15th. Coupled with a more cautious 25 basis point cut in late June, it appears that the Fed will be adopting a less aggressive posture.

     Recently, released data has led some investors to conclude that the worst may be behind us. U.S. factory orders, a figure specifically cited by the Fed as a driver behind recent rate cuts, rebounded by 2.5% in May. Personal consumption, another important factor in the U.S. consumer-driven economy, rose by 0.5%, and both construction spending and manufacturing activity have been stronger than expected. Finally, despite aggressively lowering interest rates over the past six months, inflation concerns appear benign. Going forward, we look to employment data as a leading indicator of economic recovery.
Corporations have been forced to layoff employees as demand for goods and services has lagged in the first two quarters of the year. While consumer activity has been reasonably resilient in the face of the weakness in employment, further deterioration on the jobs front will most likely derail an early recovery.

     The Treasury yield curve, which began the year inverted, with shorter maturity issues yielding more than longer maturities, steepened significantly over the semi-annual period. However, the yield curve flattened slightly in June in response to benign inflationary pressures and talks of a possible end to the Fed's rate reduction program. Disappointment caused by the Fed's election to dispense only 25 basis points of easing, coupled with stronger than expected economic data, caused yields on short and intermediate maturity Treasuries to rise. Short-term yields were especially hard-hit with yields on 2-year and 5-year maturities rising 25 and 21 basis points, respectively.

     This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals. Sincerely,


/s/ Laurence D. Fink                   /s/ Ralph L. Schlosstein

Laurence D. Fink                       Ralph L. Schlosstein
Chairman                               President

                                                                   July 31, 2001

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Municipal Target Term Trust Inc. (the "Trust") for the six months ended June 30, 2001. We would like to take this opportunity to review the
Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing current income exempt from regular Federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and NAV over the period:


                         -------------------------------------------------------
                           6/30/01    12/31/00    CHANGE      HIGH         LOW
--------------------------------------------------------------------------------
  STOCK PRICE              $10.25       $9.9375    3.14%     $10.49      $9.9375
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)    $10.71      $10.67       .37%     $10.81     $10.60
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance continued to deteriorate in the U.S. and abroad through the second quarter as corporations continued to steadily unwind excess inventories and capacity. While there has been some decline in consumption, the bulk of the weakness has manifested itself in the business sector where capital spending continues to plunge. Consequently, year-over-year industrial production has turned negative for the first time since 1991. Weakness in the corporate sector has begun to spread to the labor market. The unemployment rate has drifted up to 4.5% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Despite the weakness in the labor market and overall economy, the consumer remains relatively upbeat. While many economic indicators are at 1990-91 recessionary levels, consumer confidence remains well above its readings of the early nineties. The consumer seems buoyed by a faith in the Federal Reserve, which has lowered its funds target rate by 275 basis points during 2001.
Sluggish growth combined with a benign inflationary environment should prompt the Federal Reserve to maintain a low interest rate environment well into next year.

     Over the semi-annual period, the level and shape of the Treasury yield curve were driven by expectations of Fed activity and the issuance of corporate debt. Treasury yields steepened significantly in 2001 with yields on longer maturity issues rising relative to yields on shorter maturities, but began to flatten slightly in June due to expectations that the Fed was nearing the end of its easing cycle. Yields on short and intermediate Treasuries rose with short-term yields increasing most dramatically. Yields on 2-year and 5-year maturities rose 25 and 21 basis points respectively for the second quarter. In addition, corporate issuance of long-term debt represented a net sale of more interest rate sensitive bonds. This further pressured longer dated securities and the market in general. As of June 30, 2001, the 10-year Treasury was yielding 5.41% versus 5.11% on December 31, 2000.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ended June 30, 2001, returning 4.76% (as measured by the LEHMAN MUNICIPAL BOND INDEX at a tax bracket of 39.6%) versus 3.62% for the LEHMAN AGGREGATE INDEX. Strong retail demand for municipal bonds allowed the sector to show significant outperformance versus Treasuries across the entire curve. In a dramatic reversal from most of 2000, the semi-annual period finally saw municipal mutual fund portfolios experience positive cash flows. The positive cash flow into municipal mutual funds continued for the second quarter with year to date inflows totaling $3.45 billion. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments. Total supply year to date has increased by 39% versus last year, with the majority of the increase coming from the surge in refinancing activity. We expect to see continued strong performance from the municipal market as retail continues to express interest in the lower volatility of the fixed income markets and attractive tax equivalent yields of municipal bonds.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution as well as reduce its income generating capacity, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

     Additionally, the Trust employs leverage via auction rate preferred shares, to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At June 30, 2001, the Trust's leverage amount was 36% of total assets.

     The following chart compares the Trust's current and December 31, 2000 asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  SECTOR                                 JUNE 30, 2001       DECEMBER 31, 2000
--------------------------------------------------------------------------------
  City, County and State                      31%                  25%
--------------------------------------------------------------------------------
  Transportation                              14%                  11%
--------------------------------------------------------------------------------
 Hospital                                     10%                  15%
--------------------------------------------------------------------------------
  Education                                    6%                   7%
--------------------------------------------------------------------------------
  Lease Revenue                                6%                   8%
--------------------------------------------------------------------------------
  Tax Revenue                                  9%                   9%
--------------------------------------------------------------------------------
  Utility/Power                                6%                   7%
--------------------------------------------------------------------------------
 Water & Sewer                                 9%                  10%
--------------------------------------------------------------------------------
  Other                                        9%                   8%
--------------------------------------------------------------------------------

     We look forward to continuing to manage the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Municipal Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.
Sincerely,




/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------

  Symbol on New York Stock Exchange:                              BMN
--------------------------------------------------------------------------------
  Initial Offering Date:                                  September 27, 1991
--------------------------------------------------------------------------------
  Closing Stock Price as of 6/30/01:                           $10.25
--------------------------------------------------------------------------------
  Net Asset Value as of 6/30/01:                               $10.71
  Yield on Closing Stock Price as of 6/30/01 ($10.25)(1):        5.61%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Common Share(2):            $.04792
--------------------------------------------------------------------------------
  Current Annualized Distribution per Common Share(2):         $.57504
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

------------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 2001 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                                       DESCRIPTION                                        PROVISIONS+      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM INVESTMENTS--166.6%
                   ALASKA--2.7%
                   Anchorage, G.O., FGIC,
AAA   $  1,750       Ser. A, 4.125%, 6/01/06 .......................................................   No Opt. Call    $  1,769,863
AAA      2,245       Ser. A, 4.25%, 6/01/07 ........................................................   No Opt. Call       2,265,497
AAA      1,000       Ser. B, 4.25%, 7/01/07 ........................................................   No Opt. Call       1,009,290
AAA      9,000       No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA ............................   No Opt. Call       8,040,780
                                                                                                                       ------------
                                                                                                                         13,085,430
                                                                                                                       ------------
                   ARIZONA--3.4%
AAA      5,000     Arizona St. Trans. Brd., Grant Antic. Nts., 4.125%, 1/01/07, MBIA ...............   No Opt. Call       5,039,000
                   Maricopa Cnty. Pub. Fin. Corp., Lease Rev.,
AAA      6,255       4.25%, 7/01/07, AMBAC .........................................................   No Opt. Call       6,366,402
                   Tucson Bus. Dev. Fin. Corp. Lease Rev., FGIC,
AAA      1,515++     6.25%, 7/01/02 ................................................................       N/A            1,597,871
AAA      3,495       6.25%, 7/01/06 ................................................................    7/02 @ 102        3,655,141
                                                                                                                       ------------
                                                                                                                         16,658,414
                                                                                                                       ------------
                   CALIFORNIA--3.9%
AAA      6,000     California St., G.O., 6.30%, 9/01/06, AMBAC .....................................   No Opt. Call       6,718,260
AAA      1,910++   California St. Pub. Wrks. Rev., Univ. of Cal., Ser. A, 6.20%, 12/01/02, AMBAC ...       N/A            2,039,708
AAA      4,000     Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%, 3/01/07, MBIA .........    3/01 @ 102        4,101,480
AAA      5,570     Los Angeles Wst. Wtr. Sys. Rev., 5.625%, 6/01/07, MBIA ..........................    6/03 @ 102        5,894,675
                                                                                                                       ------------
                                                                                                                         18,754,123
                                                                                                                       ------------
                   COLORADO--9.9%
AAA     17,150     Denver City & Cnty., G.O., Ser. B., 5.625%, 8/01/07, MBIA .......................   No Opt. Call      18,655,770
                     Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
AAA      2,025++     6.50%, 11/15/01 ...............................................................       N/A            2,072,993
AAA      1,385       6.50%, 11/15/05 ...............................................................   11/01 @ 101        1,415,124
AAA      1,110++     6.60%, 11/15/01 ...............................................................       N/A            1,136,707
AAA        765       6.60%, 11/15/06 ...............................................................   11/01 @ 101          781,455
AAA      2,295++     6.625%, 11/15/01 ..............................................................       N/A            2,350,424
AAA      1,570       6.625%, 11/15/07 ..............................................................   11/01 @ 101        1,602,876
AAA      9,700     Metropolitan Football Stad. Dist., Sales Tax Rev.,
                     Ser. A, Zero Coupon, 1/01/07, MBIA ............................................   No Opt. Call       7,655,434
                   Regional Trans. Dist. Transit Vehicle Proj., Ser A, MBIA,
AAA      6,215       5.00%, 6/01/06 ................................................................   No Opt. Call       6,540,790
AAA      5,470       5.00%, 6/01/07 ................................................................   No Opt. Call       5,759,910
                                                                                                                       ------------
                                                                                                                         47,971,483
                                                                                                                       ------------
                   DELAWARE--1.7%
AAA      8,000     Delaware Trans. Auth. Sys. Rev., 5.80%, 7/01/09, MBIA ...........................    7/02@ 102         8,319,120
                                                                                                                       ------------
                   DISTRICT OF COLUMBIA--1.8%
                   Dist. of Columbia, G.O., Ser. B, MBIA,
AAA      1,060++     5.90%, 6/01/04 ................................................................       N/A            1,151,298
AAA      7,190       5.90%, 6/01/06 ................................................................    6/04 @ 102        7,809,275
                                                                                                                       ------------
                                                                                                                          8,960,573
                                                                                                                       ------------
                   FLORIDA--11.5%
                   Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev., Dept. Nat. Res. & Presvtn.,
AAA      7,000++     6.45%, 7/01/01, MBIA ..........................................................       N/A            7,070,000
AAA      6,975++     6.75%, 7/01/01, AMBAC .........................................................       N/A            7,114,500
AAA      2,190     Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA ..........................    7/01 @ 101        2,217,813
                   Greater Orlando Aviation Auth. Arpt. Fac. Rev., Ser. B, FGIC,
AAA      4,760       6.55%, 10/01/06 ...............................................................   10/02 @ 102        5,027,179
AAA      5,070       6.55%, 10/01/07 ...............................................................   10/02 @ 102        5,350,118

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                                       DESCRIPTION                                        PROVISIONS+      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   FLORIDA--(CONTINUED)
AAA   $  7,500     Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj., 6.50%, 2/01/07, CONNIE LEE .    2/02 @ 102     $  7,769,250
AAA      2,000++   No. Broward Hosp. Rev., 6.50%, 1/01/02, MBIA ....................................       N/A            2,077,140
                   Orange Cnty., Tourist Dev. Tax Rev., Ser. A,
AAA      1,765       6.375%, 10/01/06, AMBAC .......................................................       ETM            1,875,313
AAA      8,880       6.375%, 10/01/06, AMBAC .......................................................   10/02 @ 102        9,359,786
AAA      2,000     Sarasota Wtr. & Swr. Sys. Rev., Ref., 4.25%, 10/01/06, MBIA (WI) ................   No Opt. Call       2,028,380
AAA      2,570++   Tampa Allagany Hlth. Sys., St. Joseph Hlth. Ctr., Rev. 1, 6.70%, 12/01/07, MBIA .       N/A            2,662,983
AAA      1,600     Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC ............................   10/01 @ 102        1,647,584
AAA      1,865     Tampa Wtr. & Swr. Rev., 5.50%, 10/01/06, FSA (WI) ...............................   No Opt. Call       1,946,948
                                                                                                                       ------------
                                                                                                                         56,146,994
                                                                                                                       ------------
                   GEORGIA--0.4%
AAA      1,990     Burke Cnty. Dev. Auth. P.C.R., Oglethorpe Pwr. Corp., Ser. B, 6.45%, 1/01/05, MBIA   1/04 @ 101        2,123,370
                                                                                                                       ------------
                   HAWAII--4.5%
                   Hawaii St., G.O.,
AAA      5,675       Ser. CP, 5.50%, 10/01/06, FGIC ................................................   No Opt. Call       6,113,564
AAA      9,000       Ser. CS, 5.25%, 4/01/06, MBIA .................................................   No Opt. Call       9,537,300
AAA      2,275     Honolulu City & Cnty., G.O., Ser. A, 4.00%, 9/01/06, FSA ........................   No Opt. Call       2,289,992
AAA      3,500     Honolulu Cnty., G.O., Ser. A, 5.80%, 1/01/07, FGIC ..............................   No Opt. Call       3,801,525
                                                                                                                       ------------
                                                                                                                         21,742,381
                                                                                                                       ------------
                   ILLINOIS--21.1%
                   Champaign Cnty. Cmnty. Unit. Sch. Dist., No.116, Ser. C, FGIC,
AAA      1,065       Zero Coupon, 1/01/07 ..........................................................   No Opt. Call         838,709
AAA      2,760       Zero Coupon, 1/01/08 ..........................................................   No Opt. Call       2,061,692
AAA     12,000     Chicago, Proj. & Ref., Ser. A, 4.25%, 1/01/07, MBIA .............................   No Opt. Call      12,113,760
                   Chicago Cent. Pub. Library, G.O., AMBAC,
AAA      1,800++     Ser. A, 6.75%, 4/01/02 ........................................................       N/A            1,888,848
AAA      1,600++     Ser. C, 6.75%, 4/01/02 ........................................................       N/A            1,678,976
AAA      5,555++   Cook Cnty., G.O., Ser. A, 6.40%, 11/15/02, MBIA .................................       N/A            5,923,130
AAA      1,775++   Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/02, FGIC ...............       N/A            1,806,897
Aaa      7,220     Cook Cnty. Sch. Dist., Zero Coupon, 12/07/07, FGIC ..............................   No Opt. Call       5,464,601
                   Du Page Cnty. Trans. Rev., FSA,
AAA      4,815       4.50%, 1/01/07 ................................................................   No Opt. Call       4,919,389
AAA      5,390       4.50%, 1/01/09 ................................................................   No Opt. Call       5,444,762
                   Illinois Hlth. Fac. Auth. Rev.,
AAA      3,300       Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC .....................................    1/02 @ 102        3,409,791
AAA     14,585       Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA ............................    6/02 @ 102       15,248,326
                   Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
AAA      2,780++     6.55%, 11/01/01 ...............................................................       N/A            2,869,488
AAA      6,125++     6.625%, 11/01/01 ..............................................................       N/A            6,323,634
AAA     12,625     Illinois St., G.O., First Series, 4.25%, 4/01/07, MBIA ..........................   No Opt. Call      12,743,170
AAA      8,725++   Illinois St. Ded. Tax Rev., 6.40%, 12/15/01, AMBAC ..............................       N/A            9,040,845
                   Illinois St. Sales Tax Rev., Ser O,
AAA      5,900       Zero Coupon ...................................................................   No Opt. Call       4,555,626
AAA      5,635       Zero Coupon, 6/15/08 ..........................................................   No Opt. Call       4,124,313
AAA      2,000     Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC .......................   No Opt. Call       2,352,780
                                                                                                                       ------------
                                                                                                                        102,808,737
                                                                                                                       ------------
                   INDIANA--1.5%
AAA      9,000     Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC ....................   No Opt. Call       7,307,009
                                                                                                                       ------------
                   KENTUCKY--6.6%
                   Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
AAA      2,015++     6.60%, 3/01/02 ................................................................       N/A            2,105,897
AAA      2,160++     6.65%, 3/01/02 ................................................................       N/A            2,258,150
AAA      3,750++   Kentucky Dev. Fin. Auth. Rev., Sisters of Charity, 6.60%, 11/01/01, MBIA ........       N/A            3,859,763
AAA     12,610     Kentucky Econ. Dev. Fin. Auth., Hlth. Sys. Rev., Norton Hlth. Inc.,
                     Ser. B, Zero Coupon, 10/01/07 .................................................   No Opt. Call       9,589,779

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                                       DESCRIPTION                                        PROVISIONS+      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   KENTUCKY--(CONTINUED)
                   Kentucky St. Ppty. & Bldgs. Auth. Rev., FSA,
AAA   $  6,410       Proj. 45, 6.625%, 10/01/07, MBIA ..............................................   10/01 @ 102     $  6,597,172
AAA      2,035       Ref. Proj. No. 69 Ser. B, 4.00%, 8/01/06 ......................................   No Opt. Call       2,042,631
AAA      5,560       Ref. Proj. No. 69 Ser. C, 4.00%, 8/01/06 ......................................   No Opt. Call       5,598,698
                                                                                                                       ------------
                                                                                                                         32,052,090
                                                                                                                       ------------
                   LOUISIANA--7.7%
                   Jefferson Sales Tax Dist. Rev., FGIC,
AAA      6,505       Ser. A, 6.75%, 12/01/02 .......................................................   12/02 @ 100        6,847,293
AAA     14,495       Ser. A, 6.75%, 12/01/06 .......................................................   No Opt. Call      15,139,013
AAA      4,000++     Ser. B, 6.75%, 12/01/02 .......................................................       N/A            4,207,640
AAA      3,555     Louisiana St., Off. Facs. Corp. Lease Rev., Cap. Complex Prg.,
                     4.00%, 5/01/07, AMBAC .........................................................   No Opt. Call       3,555,889
AAA      3,500++   Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC ..............................       N/A            3,675,735
AAA      5,250     New Orleans, G.O., Zero Coupon, 9/01/06, AMBAC ..................................   No Opt. Call       4,235,070
                                                                                                                       ------------
                                                                                                                         37,660,640
                                                                                                                       ------------
                   MASSACHUSETTS--3.4%
AAA      3,670++   Mansfield, G.O., 6.65%, 1/15/02, AMBAC ..........................................       N/A            3,819,369
AAA     11,760     Massachusetts St., G.O., Ser. A, 5.25%, 1/01/09, FSA ............................   No Opt. Call      12,516,050
                                                                                                                       ------------
                                                                                                                         16,335,419
                                                                                                                       ------------
                   MICHIGAN--8.6%
                   Detroit Swr. Disp. Rev., FGIC,
AAA      1,655++     6.60%, 7/01/01 ................................................................       N/A            1,688,100
AAA      1,765++     6.65%, 7/01/01 ................................................................       N/A            1,800,300
AAA      1,880++     6.70%, 7/01/01 ................................................................       N/A            1,917,600
AAA      2,100     Grand Rapids Wtr. Sup. Rev., 4.00%, 1/01/07, FGIC ...............................   No Opt. Call       2,092,251
                   Michigan Mun. Bond Auth. Rev.,
AAA      1,165++     Ser. G, 6.35%, 11/01/04, AMBAC ................................................       N/A            1,293,255
AAA        675       Ser. G, 6.35%, 11/01/06, AMBAC ................................................   11/04 @ 102          740,563
AAA      5,000       Spec. Tax, Ser. D, Zero Coupon, 5/15/06, MBIA .................................   No Opt. Call       4,100,450
                   Michigan St. Bldg. Auth. Rev.,
AAA     11,590       Ser. I, 6.75%, 10/01/07, MBIA .................................................   10/01 @ 102       11,908,030
AAA      3,850++     Ser. II, 6.75%, 10/01/01, AMBAC ...............................................       N/A            3,963,845
AAA     11,940     Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp., 6.60%, 11/15/07, MBIA ..   11/01 @ 102       12,300,827
                                                                                                                       ------------
                                                                                                                         41,805,221
                                                                                                                       ------------
                   MINNESOTA--1.8%
AAA      5,075     Metropolitan Council Minneapolis-St. Paul., G.O., 5.25%, 12/01/06 (WI) ..........   No Opt. Call       5,366,508
AAA      3,180     Minnesota St. Hsg. Fin. Auth. Rev., Ser. D., 5.35%, 8/01/06, MBIA ...............   2/01/05 @ 102      3,326,185
                                                                                                                       ------------
                                                                                                                          8,692,693
                                                                                                                       ------------
                   NEVADA--2.7%
AAA      6,210++   Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/01, AMBAC ...........................       N/A            6,344,943
                   Nevada Dept. of Bus. & Ind., Las Vegas Monorail, AMBAC,
AAA        800       Zero Coupon, 1/01/07 ..........................................................   No Opt. Call         630,696
AAA      1,295       Zero Coupon, 1/01/08 ..........................................................   No Opt.Call          969,191
AAA      2,005     Las Vegas, G.O., Public Safety Bonds, 4.00%, 4/01/07, FSA .......................   No Opt.Call        2,004,439
AAA      3,250++   Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr., 6.70%, 7/01/01, MBIA ...........       N/A            3,315,000
                                                                                                                       ------------
                                                                                                                         13,264,269
                                                                                                                       ------------
                   NEW HAMPSHIRE--0.5%
AAA      2,310     New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester,
                     6.70%, 10/01/06, AMBAC ........................................................   10/02 @ 102        2,372,370
                                                                                                                       ------------
                   NEW JERSEY--12.3%
                   Elizabeth, G.O., MBIA,
AAA     10,235++     6.60%, 8/01/01 ................................................................       N/A           10,468,153
AAA        265       6.60%, 8/01/06 ................................................................    8/01 @ 102          270,878

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                                       DESCRIPTION                                        PROVISIONS+      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   NEW JERSEY--(CONTINUED)
                   Howell Twp., G.O., FGIC,
AAA   $  7,715       6.70%, 1/01/06 ................................................................    1/02 @ 102     $  7,983,713
AAA      2,925       6.75%, 1/01/07 ................................................................    1/02 @ 102        3,026,585
                   New Jersey St. Highway Auth., Gen. Rev., Garden St. Pkwy.,
AAA      8,565       5.00%, 1/01/07, FGIC (WI) .....................................................    1/02 @ 102        8,964,043
AAA        220++     6.15%, 1/01/02, AMBAC .........................................................       N/A              228,092
AAA      1,545       6.15%, 1/01/07, AMBAC .........................................................    1/02 @ 102        1,601,825
                   New Jersey St. Hlth. Care Fac. Fin. Auth. Rev., Hackensack Med. Ctr., FGIC,
AAA     12,755++     6.65%, 7/01/01 ................................................................       N/A           13,010,100
AAA      3,735++     6.70%, 7/01/01 ................................................................       N/A            3,809,700
                   New Jersey St. Trans. Trust Fund Auth. Sys. Rev., Ser A.,
AAA      5,000       5.125%, 6/15/07, AMBAC ........................................................    6/05 @ 102        5,302,000
                   No. Jersey Dist. Wtr. Sply. Rev., MBIA,
AAA      2,525       Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 ....................................   11/01 @ 102        2,602,164
AAA      1,065       Wanaque So. Proj., 6.50%, 7/01/06 .............................................       ETM            1,164,162
AAA      1,250     Warren Cnty. Fin. Auth., P.C.R., 6.55%, 12/01/06, MBIA ..........................   12/02 @ 102        1,299,375
                                                                                                                       ------------
                                                                                                                         59,730,790
                                                                                                                       ------------
                   NEW MEXICO--0.8%
AAA      3,535     Gallup, P.C.R., Plains Elec. Gen., 6.50%, 8/15/07, MBIA .........................    8/02 @ 102        3,702,736
                                                                                                                       ------------
                   NEW YORK--13.5%
AAA      2,800     Nassau Cnty., G.O., Ser. Y, 5.00%, 3/01/06, FGIC ................................   No Opt. Call       2,937,284
                   New York City, G.O.,
AAA     13,000       Ser. A, 7.00%, 8/01/07, FSA ...................................................   8/06 @ 101.5      14,955,980
AAA     10,000       Ser. E, 6.125%, 8/01/06, MBIA .................................................   No Opt. Call      11,079,800
                   New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., Ser. A, FGIC,
AAA     11,100       6.15%, 6/15/07 ................................................................   6/02 @ 101.5      11,538,117
AAA      1,095       7.00%, 6/15/07 ................................................................    6/02 @ 101        1,125,255
AAA      4,500     New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.40%, 5/15/06 ................   11/04 @ 102        4,976,640
AAA      9,830     New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge.,
                     Ser. A, 5.50%, 11/01/06, FSA ..................................................    5/06 @ 102       10,380,382
AAA      5,250     New York St. Urb. Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC .......................    1/03 @ 102        5,518,013
AAA      3,270     Rochester, G.O., Ser. B, 4.00%, 2/15/07, MBIA ...................................   No Opt. Call       3,283,767
                                                                                                                       ------------
                                                                                                                        65,795,238
                                                                                                                       ------------
                   NORTH CAROLINA--1.3%
AAA      6,000     North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev.,
                     Ser. B, 6.00%, 1/01/06, CAPMAC ................................................   No Opt. Call       6,488,760
                                                                                                                       ------------
                   NORTH DAKOTA--0.4%
AAA      2,035     Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp.,
                     6.50%, 12/01/06, MBIA .........................................................   12/01 @ 102        2,097,515
                                                                                                                       ------------
                   OHIO--3.8%
AAA      1,000     American Muni. Pwr. Inc., Ref., Omega JU2 PJ, 4.00%, 1/01/07, AMBAC .............   No Opt. Call         998,750
                   Cincinnati City Sch. Dist., Sch. Impt., G.O.,
AAA      2,170       4.00%, 12/01/06, MBIA .........................................................   No Opt. Call       2,185,082
                   Ohio St. Bldg. Auth., St. Facs., FSA,
AAA     10,000       Adult Correction Ser. A, 5.00%, 10/01/06 ......................................   No Opt. Call      10,532,700
AAA      4,585       Admin. Bldg. Fd. Ser. A, 5.00%, 10/01/06 ......................................   No Opt. Call       4,840,385
                                                                                                                       ------------
                                                                                                                         18,556,917
                                                                                                                       ------------
                   PENNSYLVANIA--9.3%
AAA      6,200++   Beaver Cnty. Hosp. Auth., 6.625%, 7/01/02, AMBAC ................................       N/A            6,559,786
Aaa      1,345     Fleetwood Area Sch. Dist., G.O., 4.00%, 4/01/07, FGIC ...........................   No Opt. Call       1,337,791
                   Pennsylvania St. Turnpike Comm. Rev.,
AAA      2,375       Ser. A, 4.125%, 12/01/06, FGIC (WI) ...........................................   12/02 @ 102        2,394,309
AAA      4,500       Ser. O, 5.80%, 12/01/07, FGIC .................................................   12/02 @ 102        4,716,135
AAA      7,450++   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01, FGIC ...........................       N/A            7,651,746
AAA      1,445++   Pennsylvania St. Higher Ed. Rev., 6.75%, 7/01/01, MBIA ..........................       N/A            1,473,900
                   Philadelphia Mun. Auth., Justice Lease Rev.,
AAA      1,550       Ser. A, 7.00%, 11/15/04, MBIA .................................................   11/01 @ 102        1,602,313
AAA      2,370++     Ser. B, 7.10%, 11/15/01, FGIC .................................................       N/A            2,454,443

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                                       DESCRIPTION                                        PROVISIONS+      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   PENNSYLVANIA--(CONTINUED)
AAA   $  2,950     Philadelphia Wtr. & Wastewtr., Rev., 5.50%, 6/15/06, MBIA .......................   No Opt. Call    $  3,160,748
                   Philadelphia, G.O., FSA,
AAA      1,000       4.00%, 9/15/06 ................................................................   No Opt. Call       1,004,300
AAA      3,100       4.05%, 9/15/07 ................................................................   No Opt. Call       3,095,970
                   Pittsburgh & Allegheny Cntys. Rev., AMBAC,
AAA      1,015++     Ser. A, 6.50%, 7/15/01 ........................................................       N/A            1,016,066
AAA        900++     Ser. B, 6.50%, 7/15/01 ........................................................       N/A              900,945
AAA      7,800++   Westmoreland Cnty., G.O., 6.70%, 8/01/01, AMBAC .................................       N/A            7,822,302
                                                                                                                       ------------
                                                                                                                         45,190,754
                                                                                                                       ------------
                   SOUTH CAROLINA--0.9%
AAA      4,390     Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC ........................    1/02 @ 101        4,502,296
                                                                                                                       ------------
                   TENNESSEE--0.5%
AAA      2,350     Met. Nashville Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC ........................    7/01 @ 102        2,397,000
                                                                                                                       ------------
                   TEXAS--18.8%
AAA      2,400     Corpus Christi, Gen. Improv., Ser. A, 5.00%, 3/01/07, FSA (WI) ..................   No Opt. Call       2,462,232
AAA      8,500     Cypress-Fairbanks Indpt. Sch. Dist., G.O., Zero Coupon, 8/01/06, AMBAC ..........   No Opt. Call       6,901,064
AAA      2,280     Denton Utility Sys. Rev., Mult. Util. Improv., 4.25%, 12/01/06, AMBAC ...........   No Opt. Call       2,314,519
AAA      5,800     El Paso Cnty. Tax Rev., Ser. B, 6.40%, 2/15/07, MBIA ............................    2/02 @ 100        5,896,686
AAA      3,375++   Ft. Bend Cnty., Perm. Imprvt., G.O., 6.60%, 9/01/02, FGIC .......................       N/A            3,517,695
                   Harris Cnty. Toll Rd., Sr. Lien, Ser. A, FGIC,
AAA     13,555++     6.50%, 8/15/02 ................................................................       N/A           14,354,474
AAA      1,955       6.50%, 8/15/06 ................................................................    8/02 @ 102        2,056,562
AAA        590       6.50%, 8/15/07 ................................................................    8/02 @ 102          619,718
                   Houston Wtr. & Swr. Sys. Rev., Ser. B, FGIC,
AAA      1,775++     6.75%, 12/01/01 ...............................................................       N/A            1,839,202
AAA     13,225       6.75%, 12/01/08 ...............................................................   12/01 @ 102       13,650,448
AAA      1,900     No. Central Texas Hlth. Fac. Dev. Corp. Rev., Childrens Med.
                     Ctr. of Dallas, 6.375%, 10/01/06, MBIA ........................................   10/01 @ 102        1,949,761
AAA      1,550++   No. Texas Wtr. Dist., 6.40%, 6/01/03, MBIA ......................................       N/A            1,642,411
AAA      2,915     Odessa Texas Wtr. & Swr. Rev., Ref., 4.25%, 4/01/07, FSA ........................   No Opt. Call       2,939,311
                   Round Rock Indpt. Sch. Dist.,
AAA      3,000       G.O., 6.75%, 8/15/07, MBIA ....................................................       N/A            3,013,410
AAA      2,465       G.O., Ser. A, 4.25%, 8/01/07 ..................................................   No Opt. Call       2,502,345
AAA      1,000       G.O., Ser. A, 4.25%, 8/01/07 ..................................................   No Opt. Call       1,008,320
AAA      8,115     San Antonio Elec.& Gas. Rev., Ser. B, Zero Coupon, 2/01/08 ......................       ETM            6,096,231
AAA     15,000     Texas Mun. Pwr. Agy. Rev., Zero Coupon, 9/01/06, AMBAC ..........................   No Opt. Call      12,136,950
AAA      3,000     Texas Tech. Univ. Rev., 6th Ser., 4.25%, 2/15/07, AMBAC .........................   No Opt. Call       3,021,480
AAA      3,395     Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp.,
                     6.50%, 7/01/06, FGIC ..........................................................    7/02 @ 102        3,554,327
                                                                                                                       ------------
                                                                                                                         91,477,146
                                                                                                                       ------------
                   WASHINGTON--8.8%
                   Seattle, G.O., Ser. E, MBIA,
AAA      1,700       Zero Coupon, 12/15/07 .........................................................   No Opt. Call       1,284,520
AAA      1,345       Zero Coupon, 12/15/08 .........................................................   No Opt. Call         963,329
                   Snohomish Cnty. Pub. Util. Dist., Elec. Rev.,
AAA      5,620       Ser. B, 4.125%, 12/01/06, FSA .................................................   No Opt. Call       5,671,142
AAA      1,250       6.55%, 1/01/07, FGIC ..........................................................       ETM            1,293,263
                   Snohomish Cnty. Sch. Dist., G.O., MBIA,
AAA      3,835       6.70%, 12/01/06 ...............................................................   12/01 @ 100        3,886,389
AAA      4,145       6.75%, 12/01/07 ...............................................................   12/01 @ 100        4,197,476
AAA      3,890     Tacoma Elec. Sys. Rev., Ref., Ser. A, 4.00%, 1/01/07, FSA .......................   No Opt. Call       3,866,154
Aaa      3,360     Thurston Cnty. Sch. Dist. No. 3 North Thurston, 4.25%, 12/01/06, FSA ............   No Opt. Call       3,410,870
AAA      5,000     Washington St., G.O., Ser. B, 5.00%, 1/01/08, MBIA ..............................   No Opt. Call       5,218,850
                   Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. No. 2, Ser. A,
AAA     12,875       Zero Coupon, 7/01/06, MBIA ....................................................   No Opt. Call      10,432,355
AAA      2,265++     6.50%, 7/01/01, FGIC ..........................................................       N/A            2,310,300
                                                                                                                       ------------
                                                                                                                         42,534,648
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                                       DESCRIPTION                                        PROVISIONS+      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   WEST VIRGINIA--1.1%
AAA   $  5,300     West Virginia St., G.O., 4.00%, 6/01/06, FSA ....................................   No Opt. Call $     5,335,510
                                                                                                                       ------------
                   WISCONSIN--1.4%
AAA      5,000     Kenosha, G.O., Ser. B, Zero Coupon, 10/15/08, FSA ...............................   No Opt. Call       3,618,200
AAA      2,850     Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev., 6.50%, 11/15/06, MBIA ....   11/01 @ 102        2,937,723
                                                                                                                       ------------
                                                                                                                          6,555,923
                                                                                                                       ------------
                   TOTAL LONG-TERM INVESTMENTS (COST $778,033,040) .................................                    810,425,569
                                                                                                                       ------------
                   SHORT-TERM INVESTMENTS**--3.9%
                   FLORIDA--0.3%
                   Collier Cnty. Hlth. Fac. Auth. Hosp. Rev., Cleveland Clinic Hlth. Sys.,
A1+      1,400       3.30%, 7/02/01, FRDD ..........................................................                      1,400,000
                                                                                                                       ------------
                   KANSAS--1.6%
A1+      3,300     Kansas St. Dep. Trans. Hwy. Rev., Adj.
                     Ser. B-1, 3.30%, 7/02/01, FRDD ................................................                      3,300,000
                   Kansas St. Dept. Trans. Hwy. Rev., Ser. B-2,
A1+      4,500       3.30%, 7/02/01, FRDD ..........................................................                      4,500,000
                                                                                                                       ------------
                                                                                                                          7,800,000
                                                                                                                       ------------
                   NEW YORK--1.4%
                   New York City, FRDD,
A1+      1,100       G.O., Ser. A-7, 3.15%, 7/02/01 ................................................                      1,100,000
A1+      1,200       G.O., Ser. A-10, 3.15%, 7/02/01 ...............................................                      1,200,000
A1+      4,500       G.O., Ser. B, 3.15%, 7/02/01 ..................................................                      4,500,000
A1+         15     New York St. Energy Res. & Dev. Auth. P.C.R., NY St. Elec. & Gas Corp.,
                     Ser. C, 3.15%, 7/02/01, FRDD ..................................................                         15,000
                                                                                                                       ------------
                                                                                                                          6,815,000
                                                                                                                       ------------
                   TEXAS--0.6%
                   Harris Cnty. Hlth. Facs. Dev. Corp. Rev., St. Lukes Episcopal Hosp., FRDD
A1+        400       Ser. A, 3.30%, 7/02/01 ........................................................                        400,000
A1+      2,300       Ser. B, 3.30%, 7/02/01 ........................................................                      2,300,000
                                                                                                                       ------------
                                                                                                                          2,700,000
                                                                                                                       ------------
                   TOTAL SHORT-TERM INVESTMENTS (COST $18,715,000) .................................                     18,715,000
                                                                                                                       ------------
                   TOTAL INVESTMENTS--170.5% (COST $796,748,040) ...................................                    829,140,569
                   Liabilities in excess of other assets--(9.0)% ...................................                    (43,726,477)
                   Liquidation value of preferred stock--(61.5)% ...................................                   (299,100,000)
                                                                                                                       ------------
                   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..............................                   $486,314,092
                                                                                                                       ============

----------------

*   Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

+ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

++  This bond is prerefunded. See Glossary for Definition.

--------------------------------------------------------------------------------
        The following abbreviations are used in portfolio descriptions:

         AMBAC      -- American Municipal Bond Assurance Corporation
         CAPMAC     -- Capital Markets Assurance Company
         C.O.P.     -- Certificate of Participation
         CONNIE LEE -- College Construction Loan Insurance Association
         ETM        -- Escrowed to Maturity
         FGIC       -- Financial Guaranty Insurance Company
         FRDD       -- Floating Rate Daily Demand
         FSA        -- Financial Security Assurance
         G.O.       -- General Obligation
         MBIA       -- Municipal Bond Insurance Association
         P.C.R.     -- Pollution Control Revenue
         WI         -- When Issued
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $796,748,040)
    (Note 1) ....................................................   $829,140,569
Cash ............................................................         33,996
Interest receivable .............................................     10,734,571
Receivable for investments sold .................................         76,828
Other assets ....................................................         30,261
                                                                    ------------
                                                                     840,016,225
                                                                    ------------

LIABILITIES
Payable for investments purchased ...............................     51,564,034
Dividends payable--common stock .................................      2,176,078
Investment advisory fee payable (Note 2) ........................        226,763
Dividends payable--preferred stock ..............................        204,064
Administration fee payable (Note 2) .............................         45,353
Deferred directors fees (Note 1) ................................         19,987
Other accrued expenses ..........................................        365,854
                                                                    ------------

                                                                      54,602,133
                                                                    ------------
NET INVESTMENT ASSETS ...........................................   $785,414,092
                                                                    ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ..........................................   $    454,106
    Paid-in capital in excess of par ............................    420,058,822
  Preferred stock (Note 4) ......................................    299,100,000
                                                                    ------------
                                                                     719,612,928
  Undistributed net investment income (Note 1) ..................     31,517,078
  Accumulated net realized gain (Note 1) ........................      1,891,557
  Net unrealized appreciation (Note 1) ..........................     32,392,529
                                                                    ------------
  Net investment assets, June 30, 2001 ..........................   $785,414,092
                                                                    ============
  Net assets applicable to common shareholders ..................   $486,314,092
                                                                    ============
Net asset value per common share:
  ($486,314,092 / 45,410,639 shares of
  common stock issued and outstanding) ..........................         $10.71
                                                                          ======
--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (Note 1) ............................................   $ 22,135,422
                                                                   ------------
Expenses
  Investment advisory ..........................................      1,368,629
  Auction agent ................................................        375,744
  Administration ...............................................        273,725
  Custodian ....................................................         63,000
  Reports to shareholders ......................................         46,000
  Registration .................................................         35,000
  Directors ....................................................         33,000
  Legal ........................................................         32,000
  Independent accountants ......................................         24,000
  Transfer agent ...............................................         20,000
  Miscellaneous ................................................         86,445
                                                                   ------------
  Total expenses ...............................................      2,357,543
                                                                   ------------
Net investment income ..........................................     19,777,879
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments ...............................      1,914,122
Net change in unrealized appreciation on
  investments ..................................................     (1,887,717)
                                                                   ------------
Net gain on investments ........................................         26,405
                                                                   ------------


NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ...............................   $ 19,804,284
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                SIX MONTHS ENDED    YEAR ENDED
                                                    JUNE 30,       DECEMBER 31,
                                                      2001             2000
                                                  -------------   -------------

INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ........................  $  19,777,879   $  41,085,513
  Net realized gain (loss) on investments ......      1,914,122          (3,051)
  Net change in unrealized appreciation
    on investments .............................     (1,887,717)      2,003,330
                                                  -------------   -------------
    Net increase in net investment assets
      resulting from operations ................     19,804,284      43,085,792
                                                  -------------   -------------

DIVIDENDS:
  To common shareholders from net
    investment income ..........................    (13,056,233)    (27,019,800)
  To preferred shareholders from net
    investment income ..........................     (5,080,005)    (11,822,875)
                                                  -------------   -------------
    Total dividends ............................    (18,136,238)    (38,842,675)
                                                  -------------   -------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from preferred stock issuance ...             --      73,039,437
                                                  -------------   -------------
    Total increase .............................      1,668,046      77,282,554
                                                  -------------   -------------

NET INVESTMENT ASSETS
Beginning of period ............................    783,746,046     706,463,492
                                                  -------------   -------------
End of period (including undistributed net
  investment income of $31,517,078 and
  $29,355,645, respectively) ...................  $ 785,414,092   $ 783,746,046
                                                  =============   =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                              YEAR ENDED DECEMBER 31,
                                                             SIX MONTHS ENDED  ----------------------------------------------------
                                                               JUNE 30, 2001     2000       1999       1998       1997       1996
                                                             ---------------   --------   --------   --------   --------   --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................  $  10.67     $  10.60   $  11.21   $  11.22   $  10.96   $  11.14
                                                                  --------     --------   --------   --------   --------   --------
  Net investment income (a) ....................................       .44          .90        .85        .85        .85        .84
  Net realized and unrealized gain (loss) on investments (a) ...        --          .05       (.68)      (.08)       .20       (.24)
                                                                  --------     --------   --------   --------   --------   --------
Net increase from investment operations ........................       .44          .95        .17        .77       1.05        .60
                                                                  --------     --------   --------   --------   --------   --------
Dividends from net investment income to:
  Common shareholders ..........................................      (.29)        (.60)      (.62)      (.61)      (.61)      (.61)
  Preferred shareholders .......................................      (.11)        (.26)      (.16)      (.17)      (.18)      (.17)
Distributions from net realized gain on investments to:
  Common shareholders ..........................................        --           --         --         --          *          *

  Preferred shareholders .......................................        --           --         --         --          *          *
                                                                  --------     --------   --------   --------   --------   --------
Total dividends and distributions ..............................      (.40)        (.86)      (.78)      (.78)      (.79)      (.78)
                                                                  --------     --------   --------   --------   --------   --------
Capital charge with respect to issuance of preferred shares ....        --         (.02)        --         --         --         --
                                                                  --------     --------   --------   --------   --------   --------
Net asset value, end of period** ...............................  $  10.71     $  10.67   $  10.60   $  11.21   $  11.22   $  10.96
                                                                  ========     ========   ========   ========   ========   ========
Market value, end of period** ..................................  $  10.25     $ 9.938    $   9.81   $  11.38   $  11.00   $  10.25
                                                                  ========     ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN+ .......................................      6.04%        7.63%     (8.43)%     9.35%     13.69%      7.43%
                                                                  ========     ========   ========   ========   ========   ========

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:++
Expenses .......................................................       .97%+++     1.00%       .87%       .80%       .88%       .91%
Net investment income before preferred stock dividends (a) .....      8.11%+++     8.61%      7.72%      7.63%      7.70%      7.75%
Preferred stock dividends ......................................      2.08%+++     2.48%      1.49%      1.50%      1.61%      1.59%
Net investment income available to common stockholders (a) .....      6.03%+++     6.13%      6.23%      6.13%      6.09%      6.16%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ................  $491,664     $477,169   $497,324   $508,037   $500,227   $494,667
Portfolio turnover .............................................        18%           5%         4%         0%         8%         5%
Net assets of common shareholders, end of period (000) .........  $486,314     $484,646   $481,463   $508,851   $509,613   $497,686
Preferred stock outstanding (000) ..............................  $299,100     $299,100   $225,000   $225,000   $225,000   $225,000
Asset coverage per share of preferred stock, end of period .....  $ 65,665     $ 65,530   $ 78,514   $ 81,550   $ 81,640   $ 80,298

----------

* Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $.0008 and to common shareholders was $.0031 and for the year ended December 31, 1996 to preferred shareholders was $.0007 and to common shareholders was $.0024.

** Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common stockholders.

+++ Annualized.

(a) As required, effective January 1, 2001, the Fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this accounting policy change had no effect on the total net assets of the Trust. The reclass of this change for the six months ended June 30, 2001 to the net investment income per common share from the net realized and unrealized gains and losses per common share were less than $.005. The ratio of net investment income to average net assets on common shares increased from 6.00% to 6.03% and from 8.08% to 8.11% on net investment income before preferred stock dividends. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Municipal Target Term Trust Inc. (the "Trust"), was organized in Maryland on July 16, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount, respectively, to interest income on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

    Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

    The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: Effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing market discount on debt securities. Prior to January 1, 2001, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $519,792 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on January 1, 2001.

    The effect of this change for the six month period ended June 30, 2001 was to increase net investment income by $82,946: decrease net unrealized appreciation by $8,341 and decrease net realized gains by $74,605. The Statement of Changes in Net Investment Assets and the Financial Highlights of the Trust for prior periods/years have not been restated to reflect this change.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor") which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect wholly-owned subsidiary of The Prudential Insurance Company of America.

    The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

    Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments for the six months ended June 30, 2001 aggregated $193,947,256 and $143,527,341, respectively.

    The federal income tax basis of the Trust's investments at June 30, 2001 was $796,219,907 and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $32,920,662 (gross unrealized appreciation-- $33,252,693, gross unrealized depreciation--$332,031).

    For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 2000 of approximately $22,600 of which approximately $19,500 will expire in 2006 and approximately $3,100 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 45,410,639 common shares outstanding at June 30, 2001, the Advisor owned 10,639 shares. As of June 30, 2001, there were 11,964 preferred shares outstanding as follows: Series W7-5,964, Series F7-3,000 and Series W28-3,000.

    On March 10, 2000, the Trust reclassified 2,964 shares of common stock and issued an additional 2,964 shares of Series W-7 preferred stock. The additional shares issued have identical rights and features of the existing Series W-7 preferred stock. Estimated offering cost of $319,563 and underwriting discount of $741,000 have been charged to paid-in capital in excess of par of the common shares.

    Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.4% to 4.1% during the six months ended June 30, 2001.

    The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

    The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to June 30, 2001, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.04792 per common share payable on August 1, 2001 to shareholders of record on July 16, 2001.

    For the period July 1, 2001 to July 31, 2001 dividends and distributions declared on preferred shares totalled $634,141 in aggregate for the three outstanding preferred stock series.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                         THE BLACKROCK MUNICIPAL TARGET
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

    ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

    The Annual Meeting of Trust Shareholders was held May 24, 2001 to vote on the following matter:

    (1) To elect three Directors as follows:

        DIRECTOR:                     CLASS           TERM            EXPIRING
        -------                       -----           -----            -------
        Andrew F. Brimmer ............ III           3 years            2004
        Kent Dixon ................... III           3 years            2004
        Laurence D. Fink ............. III           3 years            2004

        Directors whose term of office  continues  beyond this meeting are Frank
        J. Fabozzi, Walter F. Mondale, Ralph L. Schlosstein, Richard E. Cavanagh and James Clayburn La Force, Jr.

        Shareholders elected the three Directors. The results of the voting were as follows:

                                   VOTES FOR*    VOTES AGAINST*     ABSTENTIONS*
                                   ----------    --------------     ------------
        Andrew F. Brimmer ........ 41,697,069          --              396,529
        Kent Dixon ............... 41,740,346          --              353,252
        Laurence D. Fink ......... 41,690,561          --              403,037

----------

* The votes represent common and preferred shareholders voting as a single class.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Municipal Target Term Trust Inc.'s investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt municipal obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2006. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or are called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:          Investment  vehicle  which  initially  offers  a fixed
                          number of shares and trades on a stock  exchange.  The
                          fund   invests  in  a  portfolio  of   securities   in
                          accordance with its stated investment objectives and policies.

DISCOUNT:                 When a fund's  net  asset  value is  greater  than its
                          stock price the fund is said to be trading at a discount.

DIVIDEND:                 Income  generated  by  securities  in a portfolio  and
                          distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:    Shareholders may have all dividends and  distributions
                          of  capital  gains   automatically   reinvested   into
                          additional shares of the Trust.

MARKET PRICE:             Price per share of a security trading in the secondary
                          market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):    Net  asset  value  is the  total  market  value of all
                          securities  and other  assets held by the Trust,  plus
                          income   accrued   on  its   investments,   minus  any
                          liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE
                          WALL STREET JOURNAL each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:        These securities are collateralized by U.S. Government
                          securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

-------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
-------------------------------------------------------------------------------



TAXABLE TRUSTS
-------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                 -----    -----
The BlackRock Income Trust Inc.                                  BKT       N/A
The BlackRock North American Government Income Trust Inc.        BNA       N/A
The BlackRock High Yield Trust                                   BHY       N/A

TERM TRUSTS

The BlackRock Strategic Term Trust Inc.                          BGT      12/02
The BlackRock Investment Quality Term Trust Inc.                 BQT      12/04
The BlackRock Advantage Term Trust Inc.                          BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.        BCT      12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                 -----    -----
The BlackRock Investment Quality Municipal Trust Inc.            BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc. RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust         RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc.   RNY       N/A
The BlackRock Pennsylvania Strategic Municipal Trust             BPS       N/A
The BlackRock Strategic Municipal Trust                          BSD       N/A
BlackRock California Municipal Income Trust                      BFZ       N/A
BlackRock Municipal Income Trust                                 BFK       N/A
BlackRock New York Municipal Income Trust                        BNY       N/A
BlackRock New Jersey Municipal Income Trust                      BNJ       N/A
BlackRock Florida Municipal Income Trust                         BBF       N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                   BMN      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.             BRM      12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.  BFC      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust          BRF      12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.    BLN      12/08
The BlackRock Insured Municipal Term Trust Inc.                  BMT      12/10


          IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY
INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171 (800)  699-1BFM

AUCTION  AGENT
Deutsche Bank
4 Albany Street
New  York,  NY 10006

INDEPENDENT  AUDITORS
Deloitte  & Touche  LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

    The accompanying financial statements as of June 30, 2001 were not audited and accordingly, no opinion is expressed on them.

    This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

    Statements and other information contained in this report are as dated and are subject to change.

                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                                Gateway Center 3
                               100 Mulberry Street
                              Newark, NJ 07102-4077

                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
[RECYCLE LOGO] Printed on recycled paper                             092476-40-2

THE BLACKROCK
MUNICIPAL TARGET
TERM TRUST INC.
=====================
SEMI-ANNUAL REPORT
JUNE 30, 2001



                                                                [BLACKROCK LOGO]